JPMorgan Trust I

270 Park Avenue

New York, New York 10017

July 14, 2015

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Attention: Filing Desk

Re:	JPMorgan Trust I (the “Trust”), on behalf of the

JPMorgan SmartAllocation Income Fund (the “Fund”)

File Nos. 333-103022 and 811-21295

Ladies and Gentlemen:

On behalf of the Trust, we hereby submit for filing pursuant to Rule 497 under the Securities Act of 1933 and under the Investment Company Act of 1940, exhibits containing interactive data format risk/return summary information for the Fund. These exhibits contain the risk/return summary information in the prospectuses for the Fund dated July 1, 2015. The purpose of this filing is to submit the XBRL information from the 497 filing dated July 1, 2015 for the Fund.

Please contact the undersigned at 212-648-2085 if you have any questions concerning this filing.

Very truly yours,

/s/ John T. Fitzgerald

John T. Fitzgerald

Assistant Secretary